UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10603

Western Asset Premier Bond Fund
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2010

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2010

Semi-Annual Report

Western Asset Premier Bond Fund (WEA)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Premier Bond Fund

Fund objective

The Fund’s investment objective is to provide current income and capital appreciation.

What’s inside

Letter from the president	II

Investment commentary	III

Fund highlights	1

Fund at a glance	3

Quarterly comparison	4

Schedule of investments	5

Statement of assets and liabilities	18

Statement of operations	19

Statements of changes in net assets	20

Financial highlights	21

Notes to financial statements	22

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Premier Bond Fund for the six-month reporting period ended June 30, 2010.

Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•             Fund prices and performance,

•             Market insights and commentaries from our portfolio managers, and

•             A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President

July 30, 2010

Western Asset Premier Bond Fund	III

Investment commentary

Economic review

While the overall U.S. economy continued to expand over the six months ended June 30, 2010, several economic data points weakened toward the end of the reporting period. This, in combination with sovereign debt woes in Europe, caused investor sentiment to turn negative and had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 1.6%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.0%. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s higher growth rate. While the recovery continued during the first half of 2010, it did so at a more modest pace, as GDP growth was 3.7% during the first quarter of 2010 and an estimated 2.4% during the second quarter. The slower pace of growth in the second quarter was due, in part, to slower consumer spending, which rose an annualized 1.6% during the quarter, versus a 1.9% gain over the first three months of the year.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). While June 2010’s PMI reading of 56.2 was lower than May’s reading of 59.7, manufacturing has now expanded eleven consecutive months according to PMI data. The manufacturing sector’s growth remained fairly broad-based with thirteen of the eighteen industries tracked by the Institute for Supply Management expanding during June.

After experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that total, however, were 700,000 temporary government jobs tied to the 2010 Census. In June, 225,000 of these temporary positions were eliminated, offsetting private sector growth and resulting in a net loss of 125,000 jobs for the month. However, the unemployment rate fell to 9.5% in June, versus 9.7% and 9.9% in May and April, respectively.

There was mixed news in the housing market during the period. According to the National Association of Realtors, existing home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing home sales then declined 2.2% and 5.1% in May and June, respectively. In addition, the inventory of unsold homes increased 2.5% to 3.99 million in June. Looking at home prices, the S&P/Case-Shiller Home Price Indexiii indicated that month-to-month U.S. home prices rose 1.3% in May. This marked the second straight monthly increase following six consecutive months of declining prices.

Financial market overview

During the first half of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by lower-quality bonds. However, the market experienced a sharp sell-off during the second half of the reporting period, during which risk aversion returned and investors flocked to the relative safety of U.S. Treasury securities.

Given certain pockets of weakness in the economy, including elevated unemployment in the U.S., the Federal Reserve Board (“Fed”)iv remained cautious. At its meeting in June 2010, the Fed said it “will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

However, the Fed took several steps in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount rate,

IV	Western Asset Premier Bond Fund

Investment commentary (cont’d)

the interest rate it charges banks for temporary loans, from 1/2 to 3/4 percent. The Fed also concluded its $1.25 trillion mortgage securities purchase program at the end of the first quarter of 2010. However, the Fed left the door open for future stimulus measures if needed. In the minutes of its June meeting that were released on July 14th (after the reporting period ended), the Fed said, “In addition to continuing to develop and test instruments to exit from the period of unusually accommodative monetary policy, the Committee would need to consider whether further policy stimulus might become appropriate if the outlook were to worsen appreciably.”

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationvi Treasuries during the first half of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. However, robust investor appetite was replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June, as investor demand for these securities began to again increase.

Both short- and long-term Treasury yields fluctuated during the period but generally moved lower. When the period began, two- and ten-year Treasury yields were 1.14% and 3.85%, respectively. Two- and ten-year Treasury yields initially rose, reaching as high as 1.18% and 4.01%, respectively, in early April. Yields then largely declined amid the investor “flight to quality.” On June 30, 2010, two- and ten-year Treasury yields reached their lows for the reporting period: 0.61% and 2.97%, respectively. Over the six-month reporting period, the yield curvevii flattened, with longer-term Treasury yields declining more than their shorter-term counterparts. For the six months ended June 30, 2010, the Barclays Capital U.S. Aggregate Indexviii returned 5.33%.

Performance review

For the six months ended June 30, 2010, Western Asset Premier Bond Fund returned 11.98% based on its net asset value (“NAV”)ix and 9.43% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Corporate High Yield Indexx and the Barclays Capital U.S. Credit Indexxi, returned 4.51% and 5.62%, respectively, over the same time frame. The Lipper Corporate Debt Closed-End Funds BBB-Rated Category Averagexii returned 6.88% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.64 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2010. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2010 (unaudited)

Price Per Share	6-Month Total Return*
$13.21 (NAV)	11.98%
$13.93 (Market Price)	9.43%

All figures represent past performance and are not a guarantee of future results.

*Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Looking for additional information?

The Fund is traded under the symbol “WEA” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XWEAX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Western Asset Premier Bond Fund	V

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President

July 30, 2010

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risk. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment’s price. The Fund may invest in high-yield bonds, which are rated below investment grade and carry more risk than higher-rated securities. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed-income securities. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may invest, to a limited extent, in foreign securities, including emerging markets, which involve additional risks. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i                Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii             The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii          The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv           The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

v              The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi           Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii        The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

viii     The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ix            Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

x               The Barclays Capital U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (“PIK”) bonds, Eurobonds and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures and 144-As are also included.

xi            The Barclays Capital U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

xii         Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 27 funds in the Fund’s Lipper category.

Western Asset Premier Bond Fund 2010 Semi-Annual Report	1

Fund highlights (unaudited)

	Six Months Ended June 30, 2010	Year Ended December 31, 2009
Net Asset Value	$154,235,891	$143,858,719
Per Share	$13.21	$12.39
Market Value Per Share	$13.93	$13.36
Net Investment Income	$9,103,355	$18,942,993
Per Common Share	$0.78	$1.64
Dividends Paid to Common Shareholders:
Ordinary Income	$7,453,665	$14,754,747
Per Common Share	$0.64	$1.28
Dividends Paid to Preferred Shareholders:
Ordinary Income	$94,883	$266,195
Per Common Share	$0.01	$0.02

The Fund

Western Asset Premier Bond Fund (“WEA” or the “Fund”) is a diversified, closed-end management investment company which seeks to provide current income and capital appreciation for its shareholders by investing primarily in a diversified portfolio of investment grade bonds. Substantially all of the Fund’s net investment income (after payment of dividends to holders of preferred shares and interest in connection with other forms of leverage (if applicable)) is distributed to the Fund’s common shareholders. A Dividend Reinvestment Plan is available to those common shareholders of record desiring it. The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) where they trade under the symbol WEA.

Investment policies

Each limitation below applies only at the time a transaction is entered into. Any subsequent change in a rating assigned to a security, or change in the percentage of the Fund’s assets invested in certain securities or other instruments, resulting from market fluctuations or other changes in the Fund’s total assets, will not require the Fund to dispose of an investment.

Under normal market conditions, the Fund expects to:

•             Invest substantially all (but at least 80%) of its total managed assets (the total assets of the Fund, including any assets attributable to leverage, less accrued liabilities) in bonds, including corporate bonds, U.S. government and agency securities and mortgage related securities.

•             Invest at least 65% of its total managed assets in bonds that at the time of investment are investment grade quality. The Fund may invest up to 35% of its total managed assets in bonds of below investment grade quality.

The Fund may invest in securities or instruments other than bonds (including preferred stock) and may invest up to 10% of its total managed assets in instruments denominated in currencies other than the U.S. dollar.

Dividend reinvestment plan

The Fund and American Stock Transfer & Trust Company LLC (“Agent”), as the Transfer Agent and Registrar of the Fund, offer a convenient way to add shares of the Fund to your account. The Fund offers to all common shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) of registered shareholders (those who own shares in their own name on the Fund’s records) on the common shares are automatically invested in shares of the Fund unless the shareholder elects otherwise by contacting the Agent at the address set forth below. Shareholders who own shares in a brokerage, bank or other financial institution account must contact the company where their account is held in order to participate in the Plan.

As a participant in the Dividend Reinvestment Plan you will automatically receive your dividend or net capital gains distribution in newly issued shares of the Fund if the market price of a share on the

2	Western Asset Premier Bond Fund 2010 Semi-Annual Report

Fund highlights (unaudited) (cont’d)

date of the distribution is at or above the NAV of a Fund share, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of the Fund through a broker on the open market. The price per share of shares purchased for each participant’s account with respect to a particular dividend or other distribution will be the average price (including brokerage commissions, transfer taxes and any other costs of purchase) of all shares purchased with respect to that dividend or other distribution. All common shares acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent. Full and fractional shares will be voted by the Agent in accordance with your instructions.

Additional information regarding the Plan

The Fund will pay all costs applicable to the Plan, except for brokerage commissions for open market purchases by the Agent under the Plan, which will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Trustees may declare.

Registered shareholder may terminate participation in the Plan at any time by giving notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant will receive a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination. Shareholders who own shares in a brokerage, bank or other financial institution account must contact the company where their account is held in order to terminate participation in the Plan.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service (IRS) and only one Form 1099-DIV will be sent to participants each year.

Inquiries regarding the Plan, as well as notices of termination, should be directed to American Stock Transfer & Trust Company LLC, 59 Maiden Lane, New York, NY, 10038. Investor Relations Telephone number 1-888-888-0151.

Western Asset Premier Bond Fund 2010 Semi-Annual Report	3

Fund at a glance† (unaudited)

Standard & Poor’s Debt Ratings1 (at market value)

Sector Schedule2 (at market value)

†              The bar graphs above represent the Fund’s portfolio as of June 30, 2010 and do not include derivatives such as Futures Contracts and Swaps. The Fund’s portfolio is actively managed. As a result the composition of its portfolio holdings and sectors is subject to change at any time.

1              Source: Standard & Poor’s Rating Service. The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s (“S&P”), a Nationally Recognized Statistical Ratings Organization (“NRSRO”). These ratings are the opinions of S&P and are not measures of quality or guarantees of performance. Securities held by the Fund may be rated by other NRSROs, and these ratings may be higher or lower. The Fund itself has not been rated by a NRSRO and the credit quality of the investments in the Fund’s portfolio does not apply to the stability or safety of the Fund.

2              Expressed as a percentage of the portfolio.

4	Western Asset Premier Bond Fund 2010 Semi-Annual Report

Quarterly comparison of market price and net asset value (NAV), discount or premium to NAV and average daily volume of shares traded (unaudited)

	Market Price	Net Asset Value	Premium/ (Discount)	Average Daily Volume/ (Shares)
September 30, 2009	$13.02	$11.76	10.71%	25,709
December 31, 2009	$13.36	$12.39	7.83%	39,666
March 31, 2010	$13.86	$13.04	6.29%	31,726
June 30, 2010	$13.93	$13.21	5.45%	27,811

Western Asset Premier Bond Fund 2010 Semi-Annual Report	5

Schedule of investments (unaudited)

June 30, 2010

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 60.6%
Consumer Discretionary — 8.9%
Automobiles — 1.5%
DaimlerChrysler NA Holding Corp., Notes	8.500%	1/18/31	1,000,000	$1,277,450
DaimlerChrysler North America Holding Corp., Notes	7.300%	1/15/12	1,000,000	1,077,911
Total Automobiles				2,355,361
Diversified Consumer Services — 0.0%
Service Corp. International, Senior Notes	7.625%	10/1/18	5,000	5,062
Service Corp. International, Senior Notes	7.500%	4/1/27	60,000	53,100
Total Diversified Consumer Services				58,162
Hotels, Restaurants & Leisure — 0.9%
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	395,000	306,125
Harrah’s Operating Co. Inc., Senior Notes	10.750%	2/1/16	300,000	239,250
Inn of the Mountain Gods Resort & Casino, Senior Notes	12.000%	11/15/10	530,000	257,050	(a)(b)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	110,000	113,850
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	170,000	168,300	(c)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	170,000	177,650
Sbarro Inc., Senior Notes	10.375%	2/1/15	90,000	71,100
Snoqualmie Entertainment Authority, Senior Secured Notes	4.136%	2/1/14	110,000	87,725	(c)(d)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	205,000	12,941	(a)(b)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	100,000	75	(a)(b)
Total Hotels, Restaurants & Leisure				1,434,066
Household Durables — 0.0%
American Greetings Corp., Senior Notes	7.375%	6/1/16	20,000	19,950
Leisure Equipment & Products — 0.5%
Eastman Kodak Co., Senior Notes	7.250%	11/15/13	760,000	744,800
Media — 5.3%
Cablevision Systems Corp., Senior Notes	7.750%	4/15/18	30,000	30,000
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	108,083	125,917
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	270,000	251,100	(c)
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes	10.875%	9/15/14	280,000	310,800	(c)
CMP Susquehanna Corp.	3.531%	5/15/14	14,000	4,200	(b)(c)(d)(e)
Comcast Corp.	5.900%	3/15/16	400,000	450,779
Comcast Corp., Notes	7.050%	3/15/33	1,000,000	1,154,561
CSC Holdings Inc., Senior Notes	6.750%	4/15/12	250,000	258,750
DISH DBS Corp., Senior Notes	7.000%	10/1/13	600,000	618,000
DISH DBS Corp., Senior Notes	7.750%	5/31/15	120,000	123,600
DISH DBS Corp., Senior Notes	7.875%	9/1/19	385,000	400,400
News America Holdings Inc.	8.875%	4/26/23	400,000	518,929
Sun Media Corp., Senior Notes	7.625%	2/15/13	55,000	55,000
Time Warner Inc., Senior Debentures	7.700%	5/1/32	1,150,000	1,386,939
Time Warner Inc., Senior Subordinated Notes	6.875%	5/1/12	1,400,000	1,525,221
Univision Communications Inc., Senior Secured Notes	12.000%	7/1/14	420,000	450,450	(c)
Virgin Media Finance PLC, Senior Bonds	9.500%	8/15/16	100,000	105,625

See Notes to Financial Statements.

6	Western Asset Premier Bond Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	335,000	$346,725
Total Media				8,116,996
Multiline Retail — 0.4%
Neiman Marcus Group Inc., Senior Notes	9.000%	10/15/15	279,478	280,177	(f)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	330,000	297,000
Total Multiline Retail				577,177
Specialty Retail — 0.1%
Michaels Stores Inc., Senior Notes	10.000%	11/1/14	80,000	82,600
Textiles, Apparel & Luxury Goods — 0.2%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	255,000	280,500
Total Consumer Discretionary				13,669,612
Consumer Staples — 5.7%
Food & Staples Retailing — 5.6%
CVS Corp.	9.350%	1/10/23	700,000	724,542	(b)(c)
CVS Corp.	5.789%	1/10/26	820,093	832,477	(c)
CVS Pass-Through Trust	7.507%	1/10/32	1,987,591	2,263,171	(c)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	924,214	948,558
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	914,662	935,498
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	1,899,103	2,094,407
Delhaize America Inc., Debentures	9.000%	4/15/31	166,000	226,884
Safeway Inc., Notes	5.800%	8/15/12	500,000	543,182
Total Food & Staples Retailing				8,568,719
Tobacco — 0.1%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	160,000	162,800	(c)
Total Consumer Staples				8,731,519
Energy — 8.1%
Energy Equipment & Services — 0.8%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	150,000	146,625
GulfMark Offshore Inc., Senior Subordinated Notes	7.750%	7/15/14	270,000	256,500
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	155,000	137,562	(c)
Pride International Inc., Senior Notes	7.375%	7/15/14	240,000	239,100
Sonat Inc., Notes	7.625%	7/15/11	500,000	515,787
Total Energy Equipment & Services				1,295,574
Oil, Gas & Consumable Fuels — 7.3%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	1,000,000	841,013
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	750,000	699,375
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	160,000	172,000
Burlington Resources Finance Co.	7.400%	12/1/31	450,000	562,686
Chesapeake Energy Corp., Senior Notes	6.375%	6/15/15	480,000	495,600
Chesapeake Energy Corp., Senior Notes	6.625%	1/15/16	30,000	30,488
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	300,000	309,750
Colorado Interstate Gas Co., Senior Notes	6.800%	11/15/15	150,000	172,838
Compagnie Generale de Geophysique SA, Senior Notes	7.500%	5/15/15	210,000	200,025
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	440,000	458,700	(c)

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2010 Semi-Annual Report	7

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
DCP Midstream LP	7.875%	8/16/10	750,000	$755,497
Devon Energy Corp., Debentures	7.950%	4/15/32	310,000	397,257
Devon Financing Corp. ULC, Notes	6.875%	9/30/11	1,000,000	1,067,665
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	190,000	187,779
Hess Corp., Notes	7.875%	10/1/29	1,640,000	2,018,038
Hess Corp., Notes	7.300%	8/15/31	60,000	70,788
Kinder Morgan Energy Partners LP, Senior Notes	7.125%	3/15/12	500,000	537,454
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	340,000	345,100	(c)
OPTI Canada Inc., Senior Secured Notes	7.875%	12/15/14	45,000	39,150
OPTI Canada Inc., Senior Secured Notes	8.250%	12/15/14	190,000	165,300
Petrohawk Energy Corp., Senior Notes	9.125%	7/15/13	145,000	151,163
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	140,000	149,800
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	125,000	126,563
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	185,000	203,963
Teekay Corp., Senior Notes	8.500%	1/15/20	310,000	308,450
Williams Cos. Inc., Debentures	7.500%	1/15/31	668,000	710,566
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	63,000	73,519
Total Oil, Gas & Consumable Fuels				11,250,527
Total Energy				12,546,101
Financials — 9.8%
Capital Markets — 1.3%
Goldman Sachs Group Inc., Notes	6.600%	1/15/12	900,000	951,879
Morgan Stanley, Notes	6.600%	4/1/12	1,000,000	1,061,245
Total Capital Markets				2,013,124
Commercial Banks — 0.1%
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	184,000	169,282	(c)(d)
Consumer Finance — 3.1%
Ford Motor Credit Co., LLC, Senior Notes	7.500%	8/1/12	70,000	71,580
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,030,000	1,192,329
Ford Motor Credit Co., LLC, Senior Notes	8.000%	12/15/16	680,000	695,362
GMAC Inc., Senior Notes	6.875%	8/28/12	94,000	94,235
HSBC Finance Corp.	4.750%	7/15/13	1,670,000	1,749,173
SLM Corp., Senior Notes	0.476%	7/26/10	1,020,000	1,019,927	(d)
Total Consumer Finance				4,822,606
Diversified Financial Services — 4.4%
AAC Group Holding Corp., Senior Discount Notes	10.250%	10/1/12	440,000	435,600	(c)
Air 2 US, Notes	8.027%	10/1/19	373,624	344,669	(c)
CCM Merger Inc., Notes	8.000%	8/1/13	140,000	128,100	(c)
Citigroup Inc.	6.625%	6/15/32	1,000,000	951,940
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,380,000	1,307,550	(c)
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	1,300,000	1,387,269
Liberty Media LLC	3.750%	2/15/30	1,860,000	892,800
New Communications Holdings Inc., Senior Notes	8.750%	4/15/22	91,000	91,000	(c)
Smurfit Kappa Funding PLC, Senior Subordinated Notes	7.750%	4/1/15	150,000	148,125

See Notes to Financial Statements.

8	Western Asset Premier Bond Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	220,000	$229,240	(c)
UFJ Finance Aruba AEC	6.750%	7/15/13	500,000	559,984
Unitymedia GmbH, Senior Secured Bonds	8.125%	12/1/17	100,000	98,000	(c)
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	215,000	206,400
Total Diversified Financial Services				6,780,677
Insurance — 0.7%
XL Capital Ltd.	5.250%	9/15/14	1,000,000	1,023,226
Real Estate Management & Development — 0.2%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	65,000	37,700	(b)(c)
Realogy Corp., Senior Notes	10.500%	4/15/14	170,000	144,075
Realogy Corp., Senior Subordinated Notes	12.375%	4/15/15	165,000	124,575
Total Real Estate Management & Development				306,350
Total Financials				15,115,265
Health Care — 1.2%
Health Care Providers & Services — 1.2%
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	200,000	206,250
HCA Inc., Debentures	7.500%	11/15/95	185,000	137,825
HCA Inc., Notes	6.375%	1/15/15	430,000	401,512
HCA Inc., Notes	7.690%	6/15/25	90,000	80,550
HCA Inc., Senior Notes	6.250%	2/15/13	85,000	83,513
HCA Inc., Senior Secured Notes	9.250%	11/15/16	195,000	206,700
HCA Inc., Senior Secured Notes	9.625%	11/15/16	399,000	426,930	(f)
US Oncology Holdings Inc., Senior Notes	6.643%	3/15/12	283,000	263,190	(d)(f)
Total Health Care				1,806,470
Industrials — 11.8%
Aerospace & Defense — 1.9%
Boeing Co., Notes	6.125%	2/15/33	600,000	679,309
L-3 Communications Corp., Senior Subordinated Notes	6.375%	10/15/15	535,000	535,000
Northrop Grumman Corp., Debentures	7.750%	2/15/31	1,000,000	1,341,072
Systems 2001 Asset Trust	6.664%	9/15/13	154,474	163,743	(c)
TransDigm Inc., Senior Subordinated Notes	7.750%	7/15/14	155,000	155,000	(c)
Total Aerospace & Defense				2,874,124
Airlines — 8.6%
America West Airlines Inc., Ambac Assurance Corp.	8.057%	7/2/20	2,557,991	2,494,041
Continental Airlines Inc.	7.160%	9/24/14	479,732	469,898
Continental Airlines Inc.	6.820%	5/1/18	913,728	910,986
Continental Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	908,880	908,880
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	1,139,517	1,145,214
Continental Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	749,748	747,874
Continental Airlines Inc., Pass-Through Certificates, 2000-1 A-1	8.048%	11/1/20	528,655	543,193
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	460,000	455,400	(c)
Delta Air Lines Inc., Pass-Through Certificates	6.619%	3/18/11	51,313	52,082
Delta Air Lines Inc., Secured Notes	8.021%	8/10/22	194,672	185,426

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2010 Semi-Annual Report	9

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — continued
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	75,000	$78,750	(c)
Northwest Airlines Corp., Pass-Through Certificates	7.575%	9/1/20	536,770	542,137
Northwest Airlines Inc.	0.758%	2/6/15	2,796,423	2,474,834	(d)
US Airways Pass-Through Trust	6.850%	1/30/18	2,552,475	2,348,277
Total Airlines				13,356,992
Commercial Services & Supplies — 0.7%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	220,000	238,700
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	310,000	294,500	(c)
DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes	9.500%	2/15/13	307,000	315,059
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	170,000	182,325	(c)
Total Commercial Services & Supplies				1,030,584
Marine — 0.1%
Trico Shipping AS, Senior Secured Notes	11.875%	11/1/14	200,000	192,000	(c)
Road & Rail — 0.3%
Kansas City Southern de Mexico, Senior Notes	9.375%	5/1/12	100,000	102,500
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	111,000	132,645
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	208,000	217,880
Total Road & Rail				453,025
Trading Companies & Distributors — 0.2%
Ashtead Capital Inc., Notes	9.000%	8/15/16	129,000	126,420	(c)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	245,000	230,300
Total Trading Companies & Distributors				356,720
Total Industrials				18,263,445
Information Technology — 0.5%
IT Services — 0.5%
Ceridian Corp., Senior Notes	12.250%	11/15/15	138,450	124,605	(f)
Electronic Data Systems Corp., Notes	7.450%	10/15/29	500,000	649,635
Total IT Services				774,240
Semiconductors & Semiconductor Equipment — 0.0%
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	80,000	64,000
Total Information Technology				838,240
Materials — 3.9%
Chemicals — 0.7%
Dow Chemical Co.	6.000%	10/1/12	1,000,000	1,075,247
Westlake Chemical Corp., Senior Notes	6.625%	1/15/16	70,000	67,200
Total Chemicals				1,142,447
Metals & Mining — 1.9%
Alcoa Inc.	5.375%	1/15/13	750,000	777,605
CII Carbon LLC	11.125%	11/15/15	580,000	564,050	(c)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	730,000	803,000
Metals USA Inc., Senior Secured Notes	11.125%	12/1/15	445,000	467,250
Novelis Inc., Senior Notes	7.250%	2/15/15	115,000	110,975

See Notes to Financial Statements.

10	Western Asset Premier Bond Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	130,000	$136,500	(c)
Total Metals & Mining				2,859,380
Paper & Forest Products — 1.3%
Abitibi-Consolidated Co. of Canada, Senior Secured Notes	13.750%	4/1/11	192,795	189,521	(a)(c)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	235,000	199,750	(c)
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	595,000	539,963
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	100,000	109,875	(c)
Weyerhaeuser Co., Debentures	7.375%	3/15/32	1,000,000	987,909
Total Paper & Forest Products				2,027,018
Total Materials				6,028,845
Telecommunication Services — 4.8%
Diversified Telecommunication Services — 3.1%
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	25,000	17,250
Deutsche Telekom International Finance BV	5.250%	7/22/13	600,000	645,551
France Telecom SA, Notes	8.500%	3/1/31	600,000	825,662
Hawaiian Telcom Communications Inc., Senior Subordinated Notes	12.500%	5/1/15	135,000	14	(a)(b)
Intelsat Corp., Senior Notes	9.250%	8/15/14	140,000	143,150
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	35,000	36,750
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	340,000	362,100
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	660,000	598,950
Nordic Telephone Co. Holdings, Senior Secured Bonds	8.875%	5/1/16	285,000	292,837	(c)
Qwest Communications International Inc., Senior Notes	7.500%	2/15/14	140,000	140,350
Qwest Corp., Senior Notes	7.875%	9/1/11	390,000	405,600
Qwest Corp., Senior Notes	7.500%	10/1/14	150,000	159,563
Wind Acquisition Finance SA, Senior Bonds	12.000%	12/1/15	500,000	517,500	(c)
Windstream Corp., Senior Notes	8.625%	8/1/16	635,000	639,762
Total Diversified Telecommunication Services				4,785,039
Wireless Telecommunication Services — 1.7%
Cingular Wireless LLC	6.500%	12/15/11	250,000	268,801
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	1,450,000	1,520,687
True Move Co., Ltd.	10.750%	12/16/13	590,000	579,675	(c)
True Move Co., Ltd., Notes	10.750%	12/16/13	200,000	196,500	(c)
Total Wireless Telecommunication Services				2,565,663
Total Telecommunication Services				7,350,702
Utilities — 5.9%
Electric Utilities — 3.0%
Duke Energy Corp., Notes	6.250%	1/15/12	250,000	269,333
EEB International Ltd., Senior Bonds	8.750%	10/31/14	820,000	904,050	(c)
FirstEnergy Corp., Notes	6.450%	11/15/11	27,000	28,519
FirstEnergy Corp., Notes	7.375%	11/15/31	3,040,000	3,205,355
MidAmerican Energy Holdings Co., Senior Notes	5.875%	10/1/12	250,000	270,667
Total Electric Utilities				4,677,924

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2010 Semi-Annual Report	11

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Gas Utilities — 0.0%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	20,000	$22,662
Independent Power Producers & Energy Traders — 2.3%
AES Corp., Senior Notes	9.750%	4/15/16	360,000	387,000	(c)
AES Corp., Senior Notes	8.000%	10/15/17	525,000	530,250
AES Corp., Senior Notes	8.000%	6/1/20	100,000	100,500
Dynegy Holdings Inc., Senior Notes	7.750%	6/1/19	150,000	103,687
Edison Mission Energy, Senior Notes	7.750%	6/15/16	180,000	125,100
Edison Mission Energy, Senior Notes	7.625%	5/15/27	179,000	101,583
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	1,881,805	1,223,173	(f)
NRG Energy Inc., Senior Notes	7.375%	2/1/16	815,000	810,925
NRG Energy Inc., Senior Notes	7.375%	1/15/17	225,000	222,750
Total Independent Power Producers & Energy Traders				3,604,968
Multi-Utilities — 0.6%
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	770,000	832,288
Total Utilities				9,137,842
Total Corporate Bonds & Notes (Cost — $91,896,206)				93,488,041
Asset-Backed Securities — 27.3%
Financials — 27.3%
Automobiles — 0.2%
AmeriCredit Automobile Receivables Trust, 2007-CM A3B	0.381%	5/7/12	393,299	392,923	(d)
Diversified Financial Services — 1.6%
Global Franchise Trust, 1998-1 A2	6.659%	10/10/11	674,964	573,720	(c)(e)
Green Tree Recreational Equiptment & Consumer Trust, 1996-C CTFS	7.650%	10/15/17	156,817	136,773
PAMCO CLO, 1997-1A B	7.910%	8/6/10	877,453	175,490	(a)
Pegasus Aviation Lease Securitization, 2000-1 A2	8.370%	3/25/30	1,600,000	584,000	(c)(e)
Settlement Fee Finance LLC, 2004-1A A	9.100%	7/25/34	1,053,017	947,716	(c)(e)
Total Diversified Financial Services				2,417,699
Home Equity — 17.8%
ABFS Mortgage Loan Trust, 2002-3 M1	5.902%	9/15/33	1,130,000	768,279
ACE Securities Corp., 2005-SD1 A1	0.747%	11/25/50	47,618	46,102	(d)
Bayview Financial Acquisition Trust, 2007-B 2A1	0.647%	8/28/47	1,204,939	1,127,637	(d)
Bayview Financial Asset Trust, 2004-SSRA A1	0.947%	12/25/39	438,116	302,300	(c)(d)(e)
Bayview Financial Asset Trust, 2007-SR1A A	0.797%	3/25/37	2,415,822	1,763,550	(c)(d)
Bayview Financial Asset Trust, 2007-SR1A M3	1.497%	3/25/37	602,586	241,034	(c)(d)
Bayview Financial Asset Trust, 2007-SR1A M4	1.847%	3/25/37	164,342	54,233	(c)(d)
Bear Stearns Asset Backed Securities Trust, 2006-SD3 1P0, STRIPS	0.000%	8/25/36	1,396,529	976,034
Bear Stearns Asset Backed Securities Trust, 2007-SD1 1A3A	6.500%	10/25/36	1,366,814	963,467
Centex Home Equity Loan Trust, 2003-B AF4	3.735%	2/25/32	349,152	300,666
Citigroup Mortgage Loan Trust Inc., 2006-SHL1 A1	0.547%	11/25/45	249,854	200,480	(c)(d)
Citigroup Mortgage Loan Trust Inc., 2007-SHL1 A	0.747%	11/25/46	1,173,508	531,536	(c)(d)
Contimortgage Home Equity Trust, 1997-4 B1F	7.330%	10/15/28	475,119	417,891
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.247%	10/25/47	1,244,607	846,616	(d)

See Notes to Financial Statements.

12	Western Asset Premier Bond Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Home Equity — continued
Countrywide Asset-Backed Certificates, 2007-SEA2 1A1	1.347%	8/25/47	67,794	$37,409	(c)(d)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.487%	11/15/36	664,200	478,785	(d)
Countrywide Home Equity Loan Trust, 2007-B A	0.500%	2/15/37	814,237	586,877	(d)
Countrywide Home Equity Loan Trust, 2007-GW A	0.900%	8/15/37	2,433,232	1,868,457	(d)
Credit-Based Asset Servicing and Securitization, 2004-CB2 M1	0.867%	7/25/33	2,209,205	1,477,547	(d)
Credit-Based Asset Servicing and Securitization LLC, 2005-RP1 M1	0.967%	1/25/35	780,000	676,815	(c)(d)
CS First Boston Mortgage Securities Corp., 2004-CF2 2A1	0.817%	5/25/44	75,376	72,774	(c)(d)
Ellington Loan Acquisition Trust, 2007-1 A2A1	1.347%	5/26/37	287,083	249,670	(c)(d)
EMC Mortgage Loan Trust, 2003-B A1	0.897%	11/25/41	125,798	110,512	(c)(d)
First Horizon ABS Trust, 2007-HE1 A	0.473%	9/25/29	977,608	722,433	(d)
Fremont Home Loan Trust, 2006-2 2A2	0.457%	2/25/36	454,801	443,442	(d)
GMAC Mortgage Corp. Loan Trust, 2004-VF1 A1	1.097%	2/25/31	603,709	435,198	(c)(d)
Green Tree Home Improvement Loan Trust, 1996-D HIB2	8.000%	9/15/27	67,274	46,916
GSAA Home Equity Trust, 2006-19 A3A	0.587%	12/25/36	949,107	512,525	(d)
GSAMP Trust, 2003-SEA2 A1	4.422%	7/25/33	2,169,582	1,840,146
Lehman XS Trust, 2006-GP4 3A1A	0.417%	8/25/46	100,885	98,783	(d)
Lehman XS Trust, 2007-1 WF1	7.000%	1/25/37	1,020,782	493,882
Morgan Stanley ABS Capital I, 2003-SD1 A1	0.847%	3/25/33	25,114	20,328	(d)
MSDWCC Heloc Trust, 2003-2 A	0.607%	4/25/16	174,488	148,436	(d)
New Century Home Equity Loan Trust, 2004-2 A2	0.717%	8/25/34	475,320	342,866	(d)
Park Place Securities Inc., 2004-WCW1 M2	1.027%	9/25/34	1,900,000	1,596,388	(d)
Park Place Securities Inc., 2004-WHQ2 M2	0.977%	2/25/35	750,000	615,791	(d)
RAAC Series, 2007-RP1 M1	0.897%	5/25/46	210,000	7,193	(c)(d)
Renaissance Home Equity Loan Trust, 2004-2 AF4	5.392%	7/25/34	688,960	682,442
Renaissance Home Equity Loan Trust, 2005-3 AV3	0.727%	11/25/35	800,000	662,360	(d)
Residential Asset Mortgage Products Inc., 2004-RZ1 AII	0.827%	3/25/34	399,792	232,112	(d)
Residential Asset Securities Corp., 2001-KS3 AII	0.807%	9/25/31	300,571	209,702	(d)
Residential Asset Securities Corp., 2002-KS2 AI6	6.228%	4/25/32	756,759	747,983	(d)
Residential Asset Securities Corp., 2003-KS8 AI6	4.830%	10/25/33	1,057,932	995,530	(d)
Salomon Brothers Mortgage Securities VII, 2002-CIT1	0.947%	3/25/32	36,439	36,287	(d)
Saxon Asset Securities Trust, 2000-2 MF1	8.870%	7/25/30	65,485	65,574	(d)
Structured Asset Securities Corp., 2002-AL1 A3	3.450%	2/25/32	922,267	841,442
Structured Asset Securities Corp., 2003-AL1 A	3.357%	4/25/31	131,651	120,271	(c)
Structured Asset Securities Corp., 2005-4XS 2A1A	2.093%	3/25/35	630,180	451,926	(d)
Structured Asset Securities Corp., 2007-BC1 A2	0.397%	2/25/37	723,793	685,270	(d)
Wachovia Asset Securitization Inc., 2002-HE1	0.717%	9/27/32	205,926	160,683	(d)
Wachovia Asset Securitization Inc., 2002-HE2	0.777%	12/25/32	76,074	55,902	(d)
Wachovia Asset Securitization Inc., 2003-HE1	0.637%	3/25/33	28,488	17,200	(d)
Total Home Equity				27,387,682
Manufactured Housing — 7.7%
Associates Manufactured Housing Pass Through Certificates, 1997-CLB2	8.900%	6/15/28	3,011,259	3,011,259	(e)
Associates Manufactured Housing Pass-Through Certificates, 1997-1 B1	7.600%	6/15/28	400,000	421,092	(b)(d)
Bank of America Manufactured Housing Contract Trust, 1997-2M	6.900%	4/10/28	100,000	141,991	(d)

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2010 Semi-Annual Report	13

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Manufactured Housing — continued
Conseco Finance Securitizations Corp., 2002-1 A	6.681%	12/1/33	405,751	$414,308	(d)
Firstfed Corp. Manufactured Housing Contract, 1996-1 B	8.060%	10/15/22	2,100,000	2,019,990	(c)(e)
Green Tree Financial Corp., 1992-2 B	9.150%	1/15/18	185,719	115,387
Green Tree Financial Corp., 1993-1 B	8.450%	4/15/18	249,015	226,132
Greenpoint Manufactured Housing, 1999-5 A5	7.820%	12/15/29	706,000	712,176	(d)
Indymac Manufactured Housing Contract, 1997-1 A5	6.970%	2/25/28	264,351	195,750
Merit Securities Corp., 13 A4	7.950%	12/28/33	3,169,041	3,203,915	(d)
Oakwood Mortgage Investors Inc., 2002-B A3	6.060%	3/15/25	289,321	248,774	(d)
Vanderbilt Mortgage Finance, 1997-B 1B2	8.155%	10/7/26	439,962	400,619
Vanderbilt Mortgage Finance, 1997-C 1B2	7.830%	8/7/27	115,160	111,053	(d)
Vanderbilt Mortgage Finance, 2000-B IB2	9.250%	7/7/30	836,219	673,594	(d)
Total Manufactured Housing				11,896,040
Total Asset-Backed Securities (Cost — $39,381,551)				42,094,344
Collateralized Mortgage Obligations — 35.5%
American Home Mortgage Investment Trust, 2007-A 4A	0.797%	7/25/46	853,163	374,457	(c)(d)
Bayview Commercial Asset Trust, 2005-3A A2	0.747%	11/25/35	749,209	495,901	(c)(d)(e)
Bayview Commercial Asset Trust, 2005-4A A1	0.647%	1/25/36	432,568	301,839	(c)(d)
BCAP LLC Trust, 2009-RR12 2A2	0.623%	3/26/35	1,844,014	608,525	(c)(d)(e)
Bear Stearns Alt-A Trust, 2004-3 A1	0.987%	4/25/34	529,709	400,730	(d)
Bear Stearns Alt-A Trust, 2004-8 1A	0.697%	9/25/34	278,244	225,460	(d)
Bear Stearns Alt-A Trust, 2005-10 21A1	3.231%	1/25/36	1,294,559	730,709	(d)
Bear Stearns Asset Backed Securities Trust, 2002-AC1 B4	7.000%	1/25/32	950,501	165,002	(c)
Bella Vista Mortgage Trust, 2004-2 A1	0.717%	2/25/35	2,292,878	1,413,775	(d)
BlackRock Capital Finance LP, 1997-R2 B5	6.188%	12/25/35	442,919	17,717	(c)(d)(e)
CBA Commercial Small Balance Commercial Trust, 2005-1A	0.667%	7/25/35	1,751,832	998,544	(c)(d)
Chevy Chase Mortgage Funding Corp., 2004-3A A1	0.597%	8/25/35	1,656,535	1,017,276	(c)(d)
Chevy Chase Mortgage Funding Corp., 2004-4A A1	0.577%	10/25/35	2,308,619	1,352,659	(c)(d)
Chevy Chase Mortgage Funding Corp., 2005-4A A1	0.547%	10/25/36	2,142,791	1,100,012	(c)(d)
CNL Funding, 1998-1 C2	1.098%	9/18/11	3,360,000	1,008,000	(c)(d)(e)
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-HYB5 7A1	2.344%	4/20/35	3,690,205	2,853,388	(d)
Countrywide Home Loan Mortgage Pass-Through Trust, 2005-9 1A1	0.647%	5/25/35	1,790,942	1,031,135	(d)
Countrywide Home Loans, 2004-R1 1AF	0.747%	11/25/34	1,953,658	1,605,071	(c)(d)
Countrywide Home Loans, 2004-R2 1AF1	0.767%	11/25/34	593,856	458,625	(c)(d)
Countrywide Home Loans, 2005-7 1A1	0.617%	3/25/35	1,538,688	1,131,377	(d)
Credit Suisse Mortgage Capital Certificates, 2007-C3 A4	5.912%	6/15/39	242,000	230,657	(d)
GMAC Commercial Mortgage Securities Inc., 1998-C2 F	6.500%	5/15/35	1,000,000	1,053,851	(c)
Greenpoint Mortgage Funding Trust, 2005-AR5 2A2	0.617%	11/25/46	3,235,130	841,134	(d)
Greenpoint Mortgage Funding Trust, 2005-AR5 3A2	0.617%	11/25/46	1,951,512	523,128	(d)
GSMPS Mortgage Loan Trust, 2001-2 A	7.500%	6/19/32	1,703,671	1,463,929	(c)(d)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.697%	1/25/35	298,833	246,380	(c)(d)
GSMPS Mortgage Loan Trust, 2005-RP1 2A1	4.624%	1/25/35	1,712,815	1,428,072	(c)(d)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.697%	9/25/35	1,381,587	1,106,408	(c)(d)
Harborview Mortgage Loan Trust, 2004-10 4A	2.680%	1/19/35	485,423	465,624	(d)

See Notes to Financial Statements.

14	Western Asset Premier Bond Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Harborview Mortgage Loan Trust, 2004-8 3A2	0.748%	11/19/34	202,842	$110,025	(d)
Harborview Mortgage Loan Trust, 2005-9 B10	2.098%	6/20/35	1,126,807	90,947	(d)
Impac CMB Trust, 2004-9 1A1	1.107%	1/25/35	60,846	41,036	(d)
Impac CMB Trust, 2A-10	0.987%	3/25/35	506,278	232,003	(d)
Indymac Index Mortgage Loan Trust, 2005-AR14 BX, STRIPS	2.400%	7/25/35	2,283,558	45,671	(b)(e)
Indymac Index Mortgage Loan Trust, 2007-AR15 2A1	5.415%	8/25/37	5,676,410	3,000,198	(d)
Jefferies & Co., 2009-B 9A	0.586%	11/21/35	209,040	332,541	(c)(d)(e)
JPMorgan Mortgage Trust, 2007-A2 4A2	5.992%	4/25/37	300,000	249,123	(d)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, STRIPS	1.131%	6/15/36	2,453,263	14,454	(b)(c)(d)
Luminent Mortgage Trust, 2006-6 A1	0.547%	10/25/46	1,217,677	678,437	(d)
MASTR Alternative Loans Trust, PAC, 2003-7 7A1	0.747%	11/25/33	353,119	338,270	(d)
MASTR ARM Trust, 2004-13 3A7	2.959%	11/21/34	2,000,000	1,730,246	(d)
MASTR ARM Trust, 2004-7 6M1	0.997%	8/25/34	800,000	593,529	(d)
Merit Securities Corp., 11PA B3	2.597%	9/28/32	850,000	241,115	(c)(d)
Merrill Lynch Mortgage Investors Inc., 2005-A2	2.800%	2/25/35	415,648	409,209	(d)
Metropolitan Asset Funding Inc., 1998-BI B1	8.000%	11/20/24	906,481	345,414	(d)
Morgan Stanley Capital I, 1999-LIFE E	7.094%	4/15/33	1,751,113	1,751,113	(d)
Nomura Asset Acceptance Corp., 2004-AR4 1A1	2.467%	12/25/34	524,325	479,064	(d)
Prime Mortgage Trust, 2005-2 2XB, STRIPS	1.740%	10/25/32	3,652,900	166,938	(d)
Prime Mortgage Trust, 2005-5 1X, STRIPS	0.900%	7/25/34	8,660,691	307,443	(d)
Prime Mortgage Trust, 2005-5 1XB, STRIPS	1.420%	7/25/34	3,138,008	63,074	(d)
Regal Trust IV, 1999-1 A	3.286%	9/29/31	120,428	113,320	(c)(d)
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	1,472,326	1,477,520
Residential Asset Mortgage Products, Inc., 2005-SL2 AP0, STRIPS	0.010%	2/25/32	353,529	301,128
Residential Asset Securitization Trust, 2003-A1 A2	0.847%	3/25/33	474,758	446,510	(d)
Sequoia Mortgage Trust, 2003-2 A2	1.095%	6/20/33	55,177	44,146	(d)
Sequoia Mortgage Trust, 2004-10 A1A	0.658%	11/20/34	30,703	28,777	(d)
Sequoia Mortgage Trust, 2004-11 A1	0.648%	12/20/34	46,885	39,305	(d)
Sequoia Mortgage Trust, 2004-12 A1	0.618%	1/20/35	375,256	312,762	(d)
Structured Asset Securities Corp., 1998-RF2 A	8.487%	7/15/27	500,557	504,289	(c)(d)
Structured Asset Securities Corp., 2002-9 A2	0.647%	10/25/27	1,105,213	944,785	(d)
Structured Asset Securities Corp., 2004-NP1 A	0.747%	9/25/33	271,924	220,259	(b)(c)(d)(e)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	890,000	816,957
Structured Asset Securities Corp., 2005-RF3 2A	4.693%	6/25/35	2,290,216	1,902,114	(c)(d)
Thornburg Mortgage Securities Trust, 2003-4 A1	0.667%	9/25/43	1,038,418	939,470	(d)
Thornburg Mortgage Securities Trust, 2004-03 A	0.717%	9/25/44	1,033,707	950,786	(d)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.207%	9/25/37	840,109	800,334	(d)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.204%	9/25/37	860,407	834,828	(d)
WaMu Mortgage Pass-Through Certificates, 2004-AR13 A2A	0.745%	11/25/34	2,125,594	1,471,160	(d)
WaMu Mortgage Pass-Through Certificates, 2007-HY7 2A3	5.737%	7/25/37	2,000,000	1,346,276	(d)
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-5 3A3	6.221%	7/25/36	884,117	464,729
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-7 A2A	5.667%	9/25/36	1,519,910	690,533
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-7 A3	6.081%	9/25/36	185,000	107,385

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2010 Semi-Annual Report	15

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations — continued
Washington Mutual Inc., 2004-AR11	2.830%	10/25/34	94,413		$90,556	(d)
Washington Mutual Inc., 2004-AR12 A2A	0.765%	10/25/44	205,334		144,749	(d)
Washington Mutual Inc., 2005-AR06 2A1A	0.577%	4/25/45	450,562		348,242	(d)
Washington Mutual Inc., 2005-AR8 2A1A	0.637%	7/25/45	499,756		388,939	(d)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2004-AR13 A1A	0.735%	11/25/34	1,511,450		1,214,075	(d)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR08 1A1A	0.617%	7/25/45	33,928		26,317	(d)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.637%	10/25/45	402,633		313,033	(d)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR9 A1A	0.667%	7/25/45	236,418		183,500	(d)
Washington Mutual Inc. Pass-Through Certificates, 2005-AR19 A1A1	0.617%	12/25/45	825,579		634,142	(d)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	60,389		62,552
Washington Mutual Mortgage Pass-Through Certificates, 2006-AR5 3A	1.361%	7/25/46	1,438,369		660,358	(d)
Total Collateralized Mortgage Obligations (Cost — $56,749,366)					54,693,071
Mortgage-Backed Security — 0.4%
FNMA — 0.4%
Federal National Mortgage Association (FNMA), Whole Loan (Cost — $617,864)	6.500%	8/25/44	599,465		664,001
Sovereign Bonds — 3.2%
Brazil — 3.1%
Brazil Nota do Tesouro Nacional	6.000%	5/15/45	4,700,000	BRL	4,820,560
Honduras — 0.1%
Republic of Honduras	0.235%	10/1/11	50,891		50,079	(d)
Venezuela — 0.0%
Bolivarian Republic of Venezuela, Collective Action Securities	9.375%	1/13/34	2,000		1,240
Total Sovereign Bonds (Cost — $4,975,502)					4,871,879
U.S. Government & Agency Obligations — 1.9%
U.S. Government Obligations — 1.9%
U.S. Treasury Bonds	4.500%	8/15/39	600,000		660,844
U.S. Treasury Notes	3.625%	8/15/19	570,000		602,730
U.S. Treasury Notes	3.375%	11/15/19	930,000		963,204
U.S. Treasury Notes	3.625%	2/15/20	650,000		686,765
Total U.S. Government & Agency Obligations (Cost — $2,759,010)					2,913,543

			Shares
Common Stocks — 0.3%
Consumer Discretionary — 0.1%
Media — 0.1%
Charter Communications Inc., Class A Shares			4,936		174,241	*
Dex One Corp.			1,048		19,912	*
SuperMedia Inc.			568		10,391	*
Total Consumer Discretionary					204,544

See Notes to Financial Statements.

16	Western Asset Premier Bond Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Western Asset Premier Bond Fund

Security			Shares	Value
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares			789	$20,716	*(e)
Industrials — 0.1%
Building Products — 0.1%
Nortek Inc.			1,206	50,652	*
Materials — 0.1%
Chemicals — 0.1%
Georgia Gulf Corp.			8,950	119,393	*
Total Common Stocks (Cost — $1,344,491)				395,305

	Rate	Maturity Date
Convertible Preferred Stocks — 1.1%
Consumer Discretionary — 1.0%
Automobiles — 1.0%
Motors Liquidation Co., Senior Debentures, Series B	5.250%	3/6/32	225,000	1,516,500	*
Financials — 0.1%
Diversified Financial Services — 0.1%
Citigroup Inc.	7.500%	12/15/12	1,652	186,676
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA)	5.375%		15	30,000	*
Total Financials				216,676
Total Convertible Preferred Stocks (Cost — $5,208,200)				1,733,176
Preferred Stocks — 3.6%
Consumer Discretionary — 1.8%
Automobiles — 1.8%
Corts-Ford Motor Co.	8.000%		116,210	2,786,716
Media — 0.0%
CMP Susquehanna Radio Holdings Corp.	0.000%		3,171	0	*(b)(c)(e)
Total Consumer Discretionary				2,786,716
Financials — 1.8%
Diversified Financial Services — 1.8%
Corp-Backed Trust Certificates	8.000%		3,970	93,573
Corporate-Backed Trust Certificates, Series 2001-8, Class A-1	7.375%		33,900	228,825	*(a)
Preferred Plus, Series FMC1 Trust	8.250%		5,100	122,400
Saturns, Series F 2003-5	8.125%		98,360	2,360,640
Total Diversified Financial Services				2,805,438
Thrifts & Mortgage Finance — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%		200	130	*
Federal Home Loan Mortgage Corp. (FHLMC)	5.160%		100	60	*
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		20,500	6,970	*(d)
Total Thrifts & Mortgage Finance				7,160
Total Financials				2,812,598
Total Preferred Stocks (Cost — $4,649,356)				5,599,314

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2010 Semi-Annual Report	17

Western Asset Premier Bond Fund

Security		Expiration Date	Warrants	Value
Warrants — 0.0%
Buffets Restaurant Holdings		4/28/14	224	$2	*(b)(e)
Charter Communications Inc.		11/30/14	265	1,060	*
CNB Capital Trust		3/23/19	3,624	0	*(b)(c)(e)
Nortek Inc.		12/7/14	576	6,049	*
SemGroup Corp.		11/30/14	831	3,946	*(b)
Total Warrants (Cost — $7,974)				11,057
Total Investments Before Short-Term Investments (Cost — $207,589,520)				206,463,731

	Rate	Maturity Date	Face Amount†
Short-Term Investments — 11.3%
Time Deposit — 1.5%
Bank of America Grand Cayman (Cost — $2,300,000)	0.010%	7/1/10	2,300,000	2,300,000
Repurchase Agreement — 9.8%
Morgan Stanley repurchase agreement dated 6/30/10; Proceeds at maturity — $15,116,004; (Fully collateralized by U.S. government agency obligations, 2.610% due 4/15/14; Market value — $15,493,900) (Cost — $15,116,000)	0.010%	7/1/10	15,116,000	15,116,000
Total Short-Term Investments (Cost — $17,416,000)				17,416,000
Total Investments — 145.2% (Cost — $225,005,520#)				223,879,731
Other Assets in Excess of Liabilities — 1.5%				2,356,160
Liquidation value of Preferred Shares — (46.7)%				(72,000,000)
Total Net Assets — 100.0%				$154,235,891

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	The coupon payment on these securities is currently in default as of June 30, 2010.
(b)	Illiquid security.
(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2010.
(e)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).
(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

	ARM	- Adjustable Rate Mortgage
	BRL	- Brazilian Real
	CMB	- Cash Management Bill
	PAC	- Planned Amortization Class
	STRIPS	- Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

18	Western Asset Premier Bond Fund 2010 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2010

Assets:
Investments, at value (Cost — $225,005,520)	$223,879,731
Foreign currency, at value (Cost — $147,290)	148,462
Cash	8
Interest receivable	2,240,420
Deposits with brokers for swap contracts	300,000
Unrealized appreciation on swaps	78,028
Receivable for securities sold	32,843
Premiums paid for open swaps	7,348
Receivable for open swap contracts	5,176
Prepaid expenses	17,585
Total Assets	226,709,601

Liabilities:
Unrealized depreciation on swaps	230,672
Investment management fee payable	79,602
Premiums received for open swaps	30,366
Administration fee payable	20,520
Trustees’ fees payable	11,010
Payable for open swap contracts	3,667
Accrued expenses	97,873
Total Liabilities	473,710

Preferred Shares:
No par value, 2,880 shares authorized, issued and outstanding, $25,000 liquidation value per share (Note 7)	72,000,000
Total Net Assets	$154,235,891

Net Assets:
Common shares, no par value, unlimited number of shares authorized, 11,676,912 shares issued and outstanding (Note 5)	$164,245,917
Undistributed net investment income	10,790,679
Accumulated net realized loss on investments, swap contracts and foreign currency transactions	(19,523,691)
Net unrealized depreciation on investments, swap contracts and foreign currencies	(1,277,014)
Total Net Assets	$154,235,891

Shares Outstanding	11,676,912

Net Asset Value	$13.21

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2010 Semi-Annual Report	19

Statement of operations (unaudited)

For the Six Months Ended June 30, 2010

Investment Income:
Interest	$ 9,758,277
Dividends	292,985
Total Investment Income	10,051,262

Expenses:
Investment management fee (Note 2)	609,962
Legal fees	127,199
Excise tax (Note 1)	30,356
Shareholder reports	29,714
Audit and tax	29,414
Custody fees	27,866
Preferred shares auction agent fee expense	24,379
Transfer agent fees	16,885
Rating agency fees	12,901
Stock exchange listing fees	8,273
Trustees’ fees	7,049
Insurance	2,052
Miscellaneous expenses	21,857
Total Expenses	947,907
Net Investment Income	9,103,355

Realized and Unrealized Gain (Loss) on Investments, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	1,369,002
Swap contracts	801,836
Foreign currency transactions	(126,742)
Net Realized Gain	2,044,096
Change in Net Unrealized Appreciation/Depreciation From:
Investments	6,443,455
Swap contracts	(580,696)
Foreign currencies	1,386
Change in Net Unrealized Appreciation/Depreciation	5,864,145
Net Gain on Investments, Swap Contracts and Foreign Currency Transactions	7,908,241
Distributions Paid to Auction Rate Preferred Stockholders From Net Investment Income	(94,883)
Increase in Net Assets From Operations	$16,916,713

See Notes to Financial Statements.

20	Western Asset Premier Bond Fund 2010 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended June 30, 2010 (unaudited) and the Year Ended December 31, 2009	2010	2009

Operations:
Net investment income	$ 9,103,355	$ 18,942,993
Net realized gain (loss)	2,044,096	(16,122,408)
Change in net unrealized appreciation/depreciation	5,864,145	54,601,517
Dividends paid to auction rate preferred stockholders from net investment income	(94,883)	(266,195)
Increase in Net Assets From Operations	16,916,713	57,155,907

Distributions to Shareholders From (Note 1):
Net investment income	(7,453,665)	(14,754,747)
Decrease in Net Assets From Distributions to Shareholders	(7,453,665)	(14,754,747)

Fund Share Transactions:
Reinvestment of distributions (70,151 and 132,221 shares issued, respectively)	914,124	1,355,495
Increase in Net Assets From Fund Share Transactions	914,124	1,355,495
Increase in Net Assets	10,377,172	43,756,655

Net Assets:
Beginning of period	143,858,719	100,102,064
End of period*	$154,235,891	$143,858,719
*Includes undistributed net investment income of:	$10,790,679	$9,235,872

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2010 Semi-Annual Report	21

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2010[1]	2009	2008	2007	2006	2005

Net asset value, beginning of period	$12.39	$8.72	$14.26	$15.15	$14.93	$15.52

Income (loss) from operations:
Net investment income[2]	0.78	1.64	1.46	1.27	1.37	1.37
Net realized and unrealized gain (loss)	0.69	3.33	(5.64)	(0.60)	0.45	(0.55)

Dividends paid to auction rate preferred stockholders from:
Net investment income	(0.01)	(0.02)	(0.19)	(0.25)	(0.30)	(0.21)
Net realized gains	—	—	(0.02)	(0.09)	(0.01)	—
Total income (loss) from operations	1.46	4.95	(4.39)	0.33	1.51	0.61

Less distributions paid to common shareholders:
Net investment income	(0.64)	(1.28)	(1.05)	(0.97)	(1.10)	(1.20)
Net realized gains	—	—	(0.10)	(0.25)	(0.19)	—
Total Distributions	(0.64)	(1.28)	(1.15)	(1.22)	(1.29)	(1.20)

Net asset value, end of period	$13.21	$12.39	$8.72	$14.26	$15.15	$14.93

Market price, end of period	$13.93	$13.36	$8.90	$13.13	$15.15	$13.72
Total return, based on NAV[3]	11.98%	60.98%	(32.45)%	2.17%	10.67%	4.31%
Total return, based on Market Price[3,4]	9.43%	68.84%	(24.60)%	(5.79)%	20.43%	(7.83)%

Net assets, end of period (000s)	$154,236	$143,859	$100,102	$163,544	$173,707	$171,010

Ratios to average net assets:[5,6]
Gross expenses	1.30%[7]	1.95%	2.06%	1.72%	1.86%	1.63%
Net expenses	1.30 [7]	1.95	2.06 [8]	1.71 [8]	1.86 [8]	1.63 [8]
Net expenses, excluding interest expense	1.30 [7]	1.95	1.83 [8]	1.15 [8]	1.15 [8]	1.13 [8]
Net investment income	12.46 [7]	15.94	10.68	6.76	7.18	7.58

Portfolio turnover rate	12%	29%	45%	90%	65%	41%

Auction Rate Preferred Stock:
Total Amount Outstanding (000s)	$72,000	$72,000	$72,000	$72,000	$72,000	$72,000
Asset Coverage[9]	313%	300%	239%	327%	341%	337%
Involuntary Liquidating Preference Per Share (000s)	25	25	25	25	25	25

[1]	For the six months ended June 30, 2010 (unaudited).
[2]	Per share amounts have been calculated using the average shares method.
[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders,
[6]

Gross expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance arrangements. Net expenses reflects expenses less any compensating balance credits and/or voluntary expense waivers.

[7]	Annualized.
[8]	The impact of compensating balance arrangements to the expense ratio was less than 0.01%.
[9]	Asset coverage on preferred shares equals net assets of common shares plus the redemption value of the preferred shares divided by the value of outstanding preferred stock.

See Notes to Financial Statements.

22	Western Asset Premier Bond Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Premier Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund commenced investment operations on March 28, 2002.

The Fund’s investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds. The Fund currently seeks to achieve its investment objective by investing substantially all of its assets in bonds, including corporate bonds, U.S. government and agency securities and mortgage-related securities. The ability of the issuers of the securities held by the Fund to meet their obligations might be affected by, among other things, economic developments in a specific state, industry or region.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the last quoted bid price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the bid price as of the close of business of that market. Equity securities for which market quotations are readily available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at the amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

Western Asset Premier Bond Fund 2010 Semi-Annual Report	23

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$93,483,841	$4,200	$93,488,041
Asset-backed securities	—	37,561,648	4,532,696	42,094,344
Collateralized mortgage obligations	—	53,800,900	892,171	54,693,071
Mortgage-backed security	—	664,001	—	664,001
Sovereign bonds	—	4,871,879	—	4,871,879
U.S. government & agency obligations	—	2,913,543	—	2,913,543
Common stocks	$374,589	—	20,716	395,305
Convertible preferred stocks	186,676	1,546,500	—	1,733,176
Preferred stocks	5,599,314	—	0	5,599,314
Warrants	1,060	9,995	2	11,057
Total long-term investments	$6,161,639	$194,852,307	$5,449,785	$206,463,731
Short-term investments†	—	17,416,000	—	17,416,000
Total investments	$6,161,639	$212,268,307	$5,449,785	$223,879,731
Other financial instruments:
Credit default swaps on corporate issues — buy protection‡	—	(126,191)	—	(126,191)
Credit default swaps on credit indices — sell protection‡	—	(49,471)	—	(49,471)
Total other financial instruments	—	$(175,662)	—	$(175,662)
Total	$6,161,639	$212,092,645	$5,449,785	$223,704,069

†  See Schedule of Investments for additional detailed categorizations.

‡  Values include any premiums paid or received with respect to swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments In Securities	Corporate Bonds & Notes	Asset- Backed Securities	Collateralized Mortgaged Obligations	Common Stocks	Preferred Stocks	Warrants	Total
Balance as of December 31, 2009	—	$3,926,578	—	$18,940	$3	$7,348	$3,952,869
Accrued premiums/discounts	—	49,571	$565	—	—	—	50,136
Realized gain/(loss)[1]	—	(67,696)	1,976	—	—	—	(65,720)
Change in unrealized appreciation (depreciation)[2]	—	160,002	(11,064)	1,776	(3)	2,648	153,359
Net purchases (sales)	—	(55,246)	228,781	—	—	—	173,535
Transfers in to Level 3	$4,200	573,720	671,913	—	—	—	1,249,833
Transfers out of Level 3	—	(54,233)	—	—	—	(9,994)	(64,227)
Balance as of June 30, 2010	$4,200	$4,532,696	$892,171	$20,716	$0 *	$2	$5,449,785
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2010[2]	—	$ 129,280	$(11,064)	$ 1,776	$(3)	$(1)	$ 119,988

*  Value is less than $1.

1  This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

2  This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities,

24	Western Asset Premier Bond Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by the Fund are recognized in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt or payment in the Statement of Operations.

Western Asset Premier Bond Fund 2010 Semi-Annual Report	25

As disclosed in the Fair Values of Derivatives — Statement of Assets and Liabilities table that follows each Fund’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net liability position as of June 30, 2010 was $238,430. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for all swaps was $89,969. If a defined credit event had occurred as of June 30, 2010, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay up to $21,666,202 less the value of the contracts’ related reference obligations.

Credit default swaps.

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the

26	Western Asset Premier Bond Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Single sourced securities. Certain securities held by the Fund at June 30, 2010 are valued based on a price provided by a single source or dealer. The prices provided may differ from the value that would be realized if the securities were sold. As of June 30, 2010, 14.35% of the securities held by the Fund were either fair valued securities or were valued based on a price provided by a single independent pricing service or dealer (“single source securities”).

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income exceeds the distributions from such taxable income for the year. The Fund has accrued $30,356 of Federal excise tax attributable to the six months ended June 30, 2010.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has a management agreement with Western Asset Management Company (“Western Asset”). Pursuant to the terms of the management agreement, the Fund pays Western Asset an

Western Asset Premier Bond Fund 2010 Semi-Annual Report	27

annual fee, payable monthly, in an amount equal to 0.55% of the average weekly value of the Fund’s total managed assets. “Total managed assets” means the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities. The liquidation preference of any Preferred Shares outstanding is not considered a liability. Pursuant to a Portfolio Management Agreement between Western Asset and Western Asset Management Company Limited (“WAML”), Western Asset pays a portion of the fees it receives from the Fund to WAML at an annual rate of 0.425% of the average weekly value of the Fund’s total managed assets that WAML manages. Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) are additional subadvisers to the Fund under portfolio management agreements between Western Asset and Western Singapore, and Western Asset and Western Japan.

Western Singapore and Western Japan provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments in Asia (excluding Japan) and Japan, respectively. The Fund’s current management fee remains unchanged. WAML will continue to provide subadvisory services with respect to other aspects of the non-U.S. dollar-denominated portions of the Fund’s investment portfolio.

Under the terms of the administration services agreement among the Fund, Western Asset pays (not the Fund) Legg Mason Partners Funds Advisor, LLC (“LMPFA”), a monthly fee at an annual rate of 0.125% of the Fund’s average weekly total managed assets, subject to a monthly minimum fee of $12,500.

LMPFA, Western Asset, WAML, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc.

3. Investments

During the six months ended June 30, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$23,303,254	$940,684
Sales	32,513,893	68,801

At June 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 20,844,256
Gross unrealized depreciation	(21,970,045)
Net unrealized depreciation	$ (1,125,789)

28	Western Asset Premier Bond Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

At June 30, 2010, the Fund had the following open swap contracts:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[1]

Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund‡	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Group, Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	$ 100,000	3/20/11	5.000% Quarterly	$ 1,335	$ (748)	$ 2,083
Goldman Sachs Group, Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	120,000	3/20/11	5.000% Quarterly	1,602	(810)	2,412
Goldman Sachs Group, Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	70,000	3/20/13	5.000% Quarterly	5,265	(421)	5,686
Goldman Sachs Group, Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	80,000	3/20/13	5.000% Quarterly	6,017	(288)	6,305
Goldman Sachs Group, Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	100,000	3/20/15	5.000% Quarterly	11,739	922	10,817
Goldman Sachs Group, Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	120,000	3/20/15	5.000% Quarterly	14,087	1,543	12,544
Goldman Sachs Group, Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	130,000	3/20/20	5.000% Quarterly	16,411	3,330	13,081
Goldman Sachs Group, Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	50,000	3/20/20	5.000% Quarterly	6,312	1,553	4,759
Goldman Sachs Group, Inc. (Citigroup Inc., 6.500%, due 1/18/11)	1,700,000	3/20/14	4.700% Quarterly	(181,201)	—	(181,201)
Goldman Sachs Group, Inc. (CVS Corporation, 4.875%, due 9/15/14)	2,000,000	12/20/14	0.680% Quarterly	(7,758)	(28,099)	20,341
Total	$4,470,000			$(126,191)	$(23,018)	$(103,173)

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION3

Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund‡	Market Value[4]	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Merrill Lynch & Co., Inc. (CDX HY 8)	$21,666,202	6/20/12	0.860% Quarterly	$(49,471)	—	$(49,471)

1         If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

2         The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3         If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

4         The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the notional amount of the swap agreement had been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

‡        Percentage shown is an annual percentage rate.

Western Asset Premier Bond Fund 2010 Semi-Annual Report	29

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2010.

ASSET DERIVATIVES[1]

Credit Contracts Risk
Swap contracts[2]	$85,376

LIABILITY DERIVATIVES[1]

Credit Contracts Risk
Swap contracts[2]	$261,038

1     Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation(depreciation) and for liability derivatives is payables/net unrealized appreciation(depreciation).

2         Values include premiums paid/(received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2010. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED

Credit Contracts Risk
Swap contracts	$801,836

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED

Credit Contracts Risk
Swap contracts	$(580,696)

During the six months ended June 30, 2010, the volume of derivative activity for the Fund was as follows:

Average Notional Balance
Credit default swap contracts (to buy protection)	$ 4,474,914
Credit default swap contracts (to sell protection)	21,666,202

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

30	Western Asset Premier Bond Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

As of June 30, 2010, the total value of swap positions with credit related contingent features in a net liability position was $238,430. If a contingent feature would have been triggered as of June 30, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The Fund posted collateral for its swap transactions in the amount of $300,000.

5. Common shares

Of the 11,676,912 shares of common stock outstanding at June 30, 2010, Western Asset owns 15,042 shares.

6. Distributions subsequent to June 30, 2010

On May 19, 2010, the Board of Directors of the Fund declared three dividend distributions in the amount of $0.110 per share, payable on July 30, 2010, August 31, 2010, and September 30, 2010 to shareholders of record on July 15, 2010, August 13, 2010, and September 15, 2010, respectively.

7. Preferred shares

There are 2,880 shares of Auction Market Preferred Shares (“Preferred Shares”) authorized. The Preferred Shares have rights as set forth in the Fund’s Agreement and Declaration of Trust, as amended to date, and its Bylaws, as amended to date (the “Bylaws”), or as otherwise determined by the Trustees. The 2,880 Preferred Shares outstanding consist of two series, 1,440 shares of Series M and 1,440 shares of Series W. The Preferred Shares have a liquidation value of $25,000 per share, plus any accumulated but unpaid dividends whether or not earned or declared.

Dividends on the Series M and Series W Preferred Shares are cumulative and are paid at a rate typically reset every seven and twenty-eight days, respectively, based on the results of an auction. The weekly auctions for Series M and W have all failed during the fiscal year 2009; consequently, the dividend rate paid on the preferred shares has moved to the maximum rate as defined in the prospectus. Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Fund have been impacted by the lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Fund have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate”. The maximum rate is calculated at 150% of the reference rates, which is the 7-day “AA” Financial Composite Commercial Paper rate for Series M and the 30-day “AA” Commercial Paper rate for Series W. Dividend rates ranged from 0.105% to 0.542% between January 1, 2010 to June 30, 2010.

The Preferred Shares are redeemable at the option of the Fund, in whole or in part, on the second business day preceding any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends.

The Fund is subject to certain restrictions relating to the Preferred Stock. The Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in Bylaws are not satisfied.

The Preferred Stock Shareholders are entitled to one vote per share and generally vote with the common shareholders but vote separately as a class to elect two trustees and on certain matters affecting the rights of the Preferred Stock. The issuance of Preferred Stock poses certain risks to

Western Asset Premier Bond Fund 2010 Semi-Annual Report	31

holders of common stock, including, among others, the possibility of greater market price volatility, and in certain market conditions, the yield to holders of common stock may be adversely affected. The Fund is required to maintain certain asset coverages with respect to the Preferred Stock. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of shares of the Preferred Stock in order to meet the applicable requirement. The Preferred Stock is otherwise not redeemable by holders of the shares. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee. For the period of the report and for all previous periods since the ARPS have been outstanding, the participation fee has been paid at the annual rate of 0.25% of the purchase price of the ARPS that the broker/dealer places at the auction. Since January 1, 2010, the participation fee has been reduced to an annual rate of 0.05% of the purchase price of the ARPS, in the case of failed auctions.

8. Trustee compensation

Each Independent Trustee receives an aggregate fee of $70,000 annually for serving on the combined Board of Trustees/Directors of the Fund, Western Asset Income Fund and Western Asset Funds, Inc. Each Trustee also receives a fee of $7,500 and related expenses for each meeting of the Board or of a committee attended in-person and a fee of $2,500 for participating in each telephonic meeting. The Chairman of the Board and the Chairman of the Audit Committee each receive an additional $25,000 per year for serving in such capacities. Each member of the Audit Committee receives a fee of $6,000 for serving as a member of the Audit Committee. Other committee members receive a fee of $3,000 for serving as a member of each committee upon which they serve. All such fees are allocated among the Fund, Western Asset Income Fund and Western Asset Funds, Inc. according to each such investment company’s annual net assets. Trustee Ronald Olson receives from Western Asset an aggregate fee of $70,000 annually for serving on the combined Board of Trustees/Directors of the Fund, Western Asset Income Fund and Western Asset Funds, Inc., as well as a fee of $7,500 and related expenses for each meeting of the Board attended in person and a fee of $2,500 for participating in each telephonic meeting.

9. Capital loss carryforward

As of December 31, 2009, the Fund had a net capital loss carryforward of approximately $19,934,533, of which $3,000,112 expires in 2016 and $16,934,421 expires in 2017. These amounts will be available to offset any future taxable capital gains.

32	Western Asset Premier Bond Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

10. Shareholder meeting results

The Fund’s annual meeting of shareholders was held on June 1, 2010. Of the 11,658,818 common shares outstanding, the following shares were voted in the meeting:

Election of Trustees:	For	Withheld
Ronald J. Arnault	11,116,552	119,890
Anita L. DeFrantz	11,112,932	123,510
Ronald L. Olson	10,404,981	831,461
Jaynie Miller Studenmund	11,112,950	123,492
Avedick B. Poladian	11,113,686	122,756

Of the 2,880 preferred shares outstanding, the following shares were voted in the meeting:

Election of Trustees:	For	Withheld
Ronald J. Arnault	602	198
Anita L. DeFrantz	602	198
William E.B. Siart	602	198
Jaynie Miller Studenmund	602	198
Avedick B. Poladian	602	198
R. Jay Gerken	602	198
Ronald L. Olson	602	198

Ronald J. Arnault, Anita L. DeFrantz, Ronald L. Olson, Avedick B. Poladian, and Jaynie Miller Studenmund were elected as Trustees of the Fund by owners of its common shares and preferred shares voting together as a single class.

Mr. Gerken and Mr. Siart are the Preferred Trustees to be elected by a plurality vote of the preferred shares, voting as a separate class. The Fund did not achieve a quorum with respect to the election of the Preferred Trustees. R. Jay Gerken and William E.B. Siart will serve as Preferred Trustees of the Fund until the annual meeting of shareholders in the year 2011 or thereafter when respective successors are duly elected and qualified.

Western Asset Premier Bond Fund

Trustees

William E. B. Siart
Chairman

R. Jay Gerken

Ronald J. Arnault

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie Miller Studenmund

Officers

R. Jay Gerken
President

Kaprel Ozsolak
Principal Financial and Accounting Officer

Todd F. Kuehl
Chief Compliance Officer

Erin K. Morris
Treasurer

Robert I. Frenkel
Secretary and Chief Legal Officer

Investment advisers

Western Asset Management Company
385 East Colorado Boulevard
Pasadena, CA 91101

Western Asset Management Company Limited
10 Exchange Square
London, England EC2A2EN

Western Asset Management Company Pte. Ltd.
1 George Street #23-01
Singapore 049145

Western Asset Management Company Ltd
36F Shin-Marunouchi Building
5-1 Maranouchi 1-Chronu Chiyoda-Ku
Tokyo 100-6536

Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Independent registered public accounting firm

PricewaterhouseCoopers LLP
100 East Pratt Street
Baltimore, MD 21202

Transfer agent

American Stock Transfer & Trust Company LLC
59 Maiden Lane
New York, NY 10038

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•  Information we receive from you on applications and forms, via the telephone, and through our websites;

•  Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•  Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers with the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Premier Bond Fund

Western Asset Premier Bond Fund
55 Water Street
New York, NY 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Premier Bond Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

WASX012842 (08/10) SR10-1160

ITEM 2.                 CODE OF ETHICS.

Not applicable.

ITEM 3.                 AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.                 PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.                 AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                 SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                 DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                 PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                 PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.              CONTROLS AND PROCEDURES.

(a)          The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)          There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.              EXHIBITS.

(a) (1)  Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Premier Bond Fund

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President and Trustee
Western Asset Premier Bond Fund

Date:	August 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President and Trustee
Western Asset Premier Bond Fund

Date:	August 30, 2010

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Principal Financial and Accounting Officer
Western Asset Premier Bond Fund

Date:	August 30, 2010